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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.   20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 9, 2001

                              THE PMI GROUP, INC.
            (Exact name of registrant as specified in its charter)


           Delaware                    1-13664                   94-3199675
 (State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
       of incorporation)                                   Identification No.)

                601 Montgomery Street, San Francisco, CA 94111
                   (Address of Principal Executive Offices)

               Registrant's telephone number, including area code:
                                (415) 788-7878


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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

The PMI Group, Inc. issued a press release dated July 9, 2001, a copy of which is attached as an exhibit to this Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits

               The following exhibits are filed with this report:

               99.1 Press Release dated July 9, 2001

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   The PMI Group, Inc.
                                   (Registrant)

July 9, 2001                       By: /s/ John M. Lorenzen, Jr.
                                       -------------------------
                                       John M. Lorenzen, Jr.
                                       Executive Vice President,
                                       Chief Financial Officer